                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

/X/   Filed by the Registrant
/ /   Filed by a Party other than the Registrant

Check the Appropriate Box:

/X/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the Appropriate Box):

/X/   No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.      Title of each class of securities to which transaction applies:
                                Not Applicable
         2.      Aggregate number of securities to which transaction applies:
                                Not Applicable
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                Not Applicable
         4.      Proposed maximum aggregate value of transaction:
                                Not Applicable
         5.      Total fee paid:
                                 Not Applicable
/ / Fee paid previously with preliminary materials:
                                 Not Applicable
/ /       Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                  1.       Amount previously paid:
                  2.       Form, Schedule or Registration Statement No.:
                  3.       Filing Party:
                  4.       Date Filed:

                          THE SWISS HELVETIA FUND, INC.
                           1270 Avenue of the Americas
                                    Suite 400
                            New York, New York 10020
                            Telephone: (212) 332-2760
                            Facsimile: (212) 332-7931

April 15, 2002

Dear Stockholder:

         This is a very important Meeting for your Fund. Please read the enclosed material and VOTE the enclosed proxy. Enclosed is the Notice and the Proxy Statement for the Annual Meeting of Stockholders of the Swiss Helvetia Fund, Inc. to be held on Thursday, May 23, 2002. This year you are asked to vote on six proposals. One of these proposals relates to the annual election of a class of directors for a three year term. This year we are asking you to vote FOR the reelection of The Baron Hottinger, Didier Pineau-Valencienne and Samuel
B. Witt, III, Esq. Each of the other five proposals ask you to vote FOR the continuation of various amendments that your Board made to the Fund's By-Laws. These By-Law amendments were validly adopted by your Board of Directors in May and October 2000 in order to promote the best interests of all stockholders.

         Your Board of Directors unanimously recommends that you vote FOR all six Proposals.

         Your vote has always been very important to us. This year, however, your vote has added importance as we seek approval of the five proposals regarding the continuation of various amendments that your Board made to the Fund's By-Laws.

         We urge you to complete, date and sign the enclosed form of proxy and return it in the enclosed envelope at your earliest convenience.

         Thank you very much for your assistance.

Sincerely yours,

/s/  Paul Hottinguer                        /s/  Rodolphe E. Hottinger
------------------------------------       -------------------------------------
Paul Hottinguer                            Rodolphe E. Hottinger
Chairman and Chief Executive Officer       President and Chief Operating Officer

                          THE SWISS HELVETIA FUND, INC.

                           1270 Avenue of the Americas
                                    Suite 400
                            New York, New York 10020

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2002
                    ----------------------------------------
To our Stockholders:

                  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on May 23, 2002 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022, for the following purposes:

                  1. To elect three Class II Directors to serve for a three-year term.

                  2. To approve the continuation of an amendment of the Fund's By-Laws specifying minimum director qualifications.

                  3. To approve the continuation of an amendment of the Fund's By-Laws providing that stockholders seeking to act under the Fund's advance notice By-Law indicate whether they will solicit proxies.

                  4. To approve the continuation of an amendment of the Fund's By-Laws providing that only stockholders of record may submit proposals under the Fund's advance notice By-Law.

                  5. To approve the continuation of an amendment of the Fund's By-Laws eliminating the ability of stockholders to call a special meeting of stockholders.

                  6. To approve the continuation of an amendment of the Fund's By-Laws increasing to 75 percent from a majority the percentage of outstanding shares required to amend the By-Laws.

                  7. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

                  You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the enclosed envelope. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                  By order of the Board of Directors.

                                                                 Paul R. Brenner
Dated: April 15, 2002                                                  Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE SWISS HELVETIA FUND, INC.
                           1270 Avenue of the Americas
                                    Suite 400
                            New York, New York 10020

                         Annual Meeting of Stockholders
                                  May 23, 2002


                                 PROXY STATEMENT
                              Dated: April 15, 2002

                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on May 23, 2002 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 15, 2002.

         If your shares are held by a broker, in order for your vote to be counted with respect to Proposals 2, 3, 4, 5 and 6, you MUST SIGN AND RETURN THE PROXY CARD in the enclosed envelope. You may also vote your shares by telephone twenty four hours a day, seven days a week by following the instructions attached to your Proxy Card.

         If your shares are held in your name and the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, the shares will be voted FOR the Election of Directors and FOR Proposals 2, 3, 4, 5 and 6. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed proxy. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting and will not affect the plurality vote required for the election of directors or the votes on continuation of the By-Laws. To the extent any stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940 (the "1940 Act"), the Fund may determine that the vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether SEC-registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

         The Board of Directors has fixed the close of business on April 8, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 23,892,709 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

         Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

         The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 2001 and its most recent Quarterly and Semi-Annual Reports succeeding the Annual Report, if any, to any stockholder on request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020,
Attention: Rudolf Millisits, or by telephoning the Fund's toll free telephone number: 1-888-794-7700.

         The Fund's investment advisor is Hottinger Capital Corp. ("HCC"), which is owned by the Hottinger Group ("Hottinger"). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund's administrator is Investment Company Capital Corp., and its executive offices are located at One South Street, Baltimore, Maryland 21202.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

         The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently nine and is divided into three classes of three Directors each. The Baron Hottinger, Didier Pineau-Valencienne and Samuel B. Witt, III, Esq. were elected as Class II Directors in 1999 to serve until this Meeting. The Class II nominees, The Baron Hottinger, Didier Pineau-Valencienne and Samuel B. Witt, III, Esq, are the only nominees to be considered for election at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2005, or until his respective successor shall be elected and shall qualify. The Class II nominees were first nominated by the Nominating Committee consisting of three non-interested Directors, none of whom are Class II nominees. Thereafter, the Board of Directors of the Fund, including all of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or HCC, (each such Director a "Non-Interested Director"), unanimously proposed the Class II nominees for election at this Meeting.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class II nominees of the Fund listed above. Each Class II nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the Class II nominees is currently a member of the Board of Directors.

Required Vote

         In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

         Abstentions, withholding of authority and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE THREE NOMINEES AS CLASS II DIRECTORS.

Certain Information Concerning Directors and Executive Officers

         The following tables set forth certain information about each person nominated by the Board for election, each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2001. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are interested Directors under the 1940 Act.

--------------------------------------------------------------------------------------------------------------------
                                         Class II Non-Interested Directors
                                       (Nominees for Term Expiring in 2005*)
--------------------- ------------ ---------- ------------------------------- ----------------------- --------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ------------ ---------- ------------------------------- ----------------------- --------------
Mr. Didier            Director     Director   Honorary Chairman: Schneider    Honorary Chairman:          2,000
Pineau-Valencienne    since        since      Electric SA (industrial         Schneider Electric
c/o Schneider         1999;        1999.      conglomerate)  since 1999;      since 1999; Director:  $10,001-$50,000
Electric, S.A.        Member of    Term of    Chairman of the Board and       AXA Financial
64 Rue de Miromesnil  the Audit    office     CEO: Schneider SA (industrial   (insurance) since
75008 Paris           Committee    will       conglomerate) from 1981 until   February 1992,
France                and          expire     February 1999; Chairman: AFEP   Equitable Companies
                      Discount     in 2002    from 1999 to 2001; Vice         Inc. (insurance)
Age 70                Committee               Chairman, Credit Suisse First   since February 1992,
                      since 1999              Boston (Europe) Limited         Aventis, SA (Formerly
                      and the                 (investment banking)  since     Rhone-Poulenc SA)
                      Litigation              February 1, 1999; Chairman of   (chemicals) since
                      Committee               the Board and CEO: Ceca SA      January 1997,
                      since 2001.             (specialty chemicals) (1968     Compagnie Generale
                                              to 1974); Managing Director,    d'Industrie et de
                                              Petrochemicals Division:        Participations (CGIP)
                                              Rhone-Poulenc SA (chemicals)    since 1997,
                                              (1974 to 1980); General         Foundation de France
                                              Manager: Banque Parisienne      since 1998, LaGardere
                                              pour L'Industrie (French        (France) (holding
                                              Bank) (1958 to 1968);           company) since 1998.
                                              Director: AON (France) since
                                              2000; Fleury Michon (France)
                                              since 2001; AFEP (France)
                                              since 1999; AXA Financial
                                              (insurance) since February
                                              1992, Equitable Companies
                                              Inc. (insurance) since
                                              February 1992, Bankers Trust
                                              New York Corp. 1992 to March
                                              1995, Aventis, SA (Formerly
                                              Rhone-Poulenc SA) (chemicals)
                                              since January 1997, Sema
                                              Group PLC (Great Britain)
                                              (computers) from March 1990
                                              to June 2001, Compagnie
                                              Generale d'Industrie et de
                                              Participations (CGIP) since
                                              1997,  Foundation de France
                                              since 1998, Banque Paribas
                                              from May 1990 to 1998, AXA-SA
                                              (insurance) from April 1990
                                              to January 1997; Member:
                                              Supervisory Board of AXA-UAP
                                              (France) (insurance) from
                                              1998 to March 2001, LaGardere
                                              (France) (holding company)
                                              since 1998; ADNRE (France)
                                              since 2000; Member: Advisory
                                              Board, Booz Allen & Hamilton
                                              (USA) since 1997; Banque
                                              Paribas from 1993 to May
                                              1998, Whirlpool Corp. from
                                              1992 to 1996; Member of
                                              Trustees: IASC since 2000.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                         Class II Non-Interested Directors
                                       (Nominees for Term Expiring in 2005*)
--------------------- ------------ ---------- ------------------------------- ----------------------- --------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ------------ ---------- ------------------------------- ----------------------- --------------
--------------------- ------------ ---------- ------------------------------- ----------------------- --------------
Samuel B. Witt,       Director     Director   Senior Vice President and       Member, Board of            2,806
III, Esq.             since        since      General Counsel:  Stateside     Visitors: Virginia
Stateside             1987;        1987.      Associates, Inc. since August   Military Institute      $10,001-$50,000
Associates, Inc.      Chairman     Term of    1993; Samuel B. Witt, III,      since July 1994;
2300 Clarendon Blvd.  of the       office     Attorney-at-Law,  since         Director: Stateside
Suite 407             Audit        will       August 1993; Partner: Womble    Associates, Inc.
Arlington,            Committee,   expire     Carlyle Sandridge & Rice from   since 1989 and Global
Virginia  22201-3367  Chairman     in 2002    June 1989 to August 1993;       Energy Management
                      of the                  Assistant Secretary: Fortune    Company, Inc. since
Age 66                Discount                Technologies, Inc. from 1990    1991.
                      Committee               to December 1993; Trustee:
                      and                     The Williamsburg Investment
                      Chairman                Trust since 1989; Member,
                      of the                  Board of Visitors: Virginia
                      Litigation              Military Institute since July
                      Committee               1994; President: Virginia
                      since                   Military Institute Board of
                      1993, 1999              Visitors since August 2001;
                      and 2001,               Director and Secretary:
                      respectively.           Stateside Associates, Inc.
                                              since 1989 and Global Energy
                                              Management Company, Inc.
                                              since 1991; Director:
                                              Decision Point Marketing,
                                              Inc. from 1990 to 1996, U.S.
                                              Games from October 1994 to
                                              September 1996 and Grossman's
                                              Inc. from December 1996 to
                                              April 1997; Vice President
                                              and Special Counsel: R.J.R.
                                              Nabisco, Inc. from June 1988
                                              to June 1989; Vice President
                                              and Associate General
                                              Counsel: R.J.R. Nabisco, Inc.
                                              from February 1988 to June
                                              1988;  Associate General
                                              Counsel: R.J.R. Nabisco, Inc.
                                              from November 1986 to June
                                              1988; Vice-President, General
                                              Counsel and Secretary: R.J.
                                              Reynolds Tobacco Company from
                                              August 1981 to November 1986.
--------------------------------------------------------------------------------------------------------------------

*In addition,  the Baron Hottinger, an interested Director, is a Nominee for Term Expiring in 2005.  See page 7

--------------------------------------------------------------------------------------------------------------------

                                        Class III Non-Interested Directors
                                            (Term will Expire in 2003)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
Mr. Claude Mosseri-   Director    Director   E.B.R.D. - European Bank for     Director: Generali          6,952
Marlio                since       since      Reconstruction and               Investments (France)
6 bis rue du Cloitre  1993;       1993.      Development; Senior Advisor:     since 1999.               $50,001-
Notre-Dame            Member of   Term of    TAM Program (Turn Around                                   $100,000
75004 Paris           the         office     Management) since 1999;
France                Nominating  will       Director: Generali Investments
                      Committee   expire     (France) since 1999; Guest
Age 71                since       in 2003.   Lecturer: Harvard Business
                      1993.                  School since 1995; Guest
                                             Professor: Yanok MBA Summer
                                             Program, Lampang, Thailand in
                                             2000; Financial Consultant,
                                             portfolio management since
                                             1982; Managing Director:
                                             Winthrop Laboratories from
                                             1979 to 1982; Managing
                                             Director - Europe, Middle
                                             East, Africa -  Mallinckrodt,
                                             Inc. from 1975 to 1978.
--------------------------------------------------------------------------------------------------------------------

                                        5

                                        Class III Non-Interested Directors
                                            (Term will Expire in 2003)
--------------------------------------------------------------------------------------------------------------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
Stephen K. West,      Director    Director   Partner: Sullivan & Cromwell     Director: Pioneer          19,078
Esq.                  since       since      from 1964 through 1996; Of       Funds (52 portfolios)
Sullivan & Cromwell   1995;       1995.      Counsel: Sullivan & Cromwell     since 1993; AMVESCAP    over $100,000
125 Broad Street      Member of   Term of    since 1997; Director: First      PLC (Investment
New York, New York    the Audit   office     ING Insurance Company of New     Manager) since 1996;
10004                 Committee,  will       York from 1983 to 2001;          Dresdner RCM Global
                      Discount    expire     Winthrop Focus Funds from 1988   Strategic Income
Age 73                Committee   in 2003    to 1997; ING America Holdings,   Fund, Inc since 1997.
                      and                    Inc. (Insurance and broker
                      Litigation             dealer holding company) from
                      Committee              1988 to 1998.
                      since
                      1996,
                      1999 and
                      2001,
                      respectively.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                         Class I Non-Interested Directors
                                            (Term Will Expire in 2004)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
Mr. Claude W. Frey    Director    Director   President of the Swiss           Member of the Board:        1,803
Clos 108              since       since      Parliament (1994-1995); Swiss    Infra 2000 (Marin)
2012 Auvernier        1995;       1995.      Police Academy (Neuchatel)       since 1996; Berun      $10,001-$50,000
Switzerland           Member of   Term of    since 1996; and Steering         Frais SA (Maria)
                      Nominating  office     Committee of InterNutrition      since 2002; SCCM SA
Age 58                Committee   will       (Zurich) since 2000; Member of   (Crans-Montana) since
                      since       expire     the Swiss Parliament since       2001; President of
                      1996.       in 2004.   1979;  Parliamentary Assembly    the Steering
                                             of the Council of Europe         Committee of
                                             (Strasbourg) since 1996 and      InterNutrition
                                             Executive Board of the           (Zurich) since 2000.
                                             "North-South Centre" (Lisbon)
                                             since 1999; President of the
                                             National Committee for Foreign
                                             Affairs since 2001; Vice
                                             President of the National
                                             Committee for Foreign Affairs
                                             (1999-2001); Chairman of the
                                             Board: Federation of Swiss
                                             Food Industries (Berne)
                                             (1991-2001); Association of
                                             Swiss Chocolate Manufacturers
                                             (Berne) (1991-2000); Swiss
                                             Association of Biscuits and
                                             Sugar Confectioners Industries
                                             (Berne) (1991-2000); Director:
                                             Federation of Swiss Employers'
                                             Association (Zurich)
                                             (1995-1996); Vice Chairman of
                                             the Board: Federation of Swiss
                                             Employers' Association
                                             (Zurich) (1997-2001); Member
                                             of the Board: Infra 2000
                                             (Marin) since 1996; Chairman
                                             of the Board: Berun Frais SA
                                             (Maria) since 2002; Member of
                                             the Board:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                         Class I Non-Interested Directors
                                            (Term Will Expire in 2004)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ----------------------- --------------
Mr. Eric R. Gabus     Director    Director   Chairman of the Board: Societe   Chairman of the             1,000
St. Dominique         since       since      Neuchateloise de Presse since    Board: Societe
1815 Clarens          1987;       1987.      1999, L'Express Communication    Neuchateloise de       $10,001-$50,000
Switzerland           Vice        Term of    (Neuchatel) since 1983, Vice     Presse since 1999,
                      Chairman    office     Chairman of the Board:           L'Express
Age 74                (Non-Officerwill       Fondation Denis de Rougemont     Communication
                      since       expire     pour l'Europe, Geneva since      (Neuchatel) since
                      1994;       in 2004.   1980; Board Member: Pro          1983, Vice Chairman
                      Chairman               C.I.C.R (International Red       of the Board:
                      of the                 Cross) Neuchatel since 1986;     Fondation Denis de
                      Nominating             Deputy Chairman of the Board:    Rougemont pour
                      Committee              Credit Suisse First Boston       l'Europe, Geneva
                      since                  from 1982 to 1986; General       since 1980; Board
                      1987 and               Manager: Nestle S.A., Vevey      Member: Pro C.I.C.R
                      Member of              from 1969 to 1982; Manager:      (International Red
                      the                    Banque Paribas from 1955 to      Cross) Neuchatel
                      Discount               1969.                            since 1986.
                      Committee
                      and
                      Litigation
                      Committee
                      since
                      2000  and
                      2001,
                      respectively.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           Class II Interested Director
                                        (Nominee for Term Expiring in 2005)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------

The Baron Hottinger   Director(2) Director   General Partner: Hottinger et    Director: Financiere      263,299(3)
Hottinger et Cie      since       since      Cie (Zurich); President:         Hottinguer (holding
Dreikonigstrasse 55   1987,       1987.      Conseil de Surveillance Credit   company); Member:        over
8027 Zurich           Chairman    Term of    Suisse/Hottinguer (Paris),       Conseil de               $100,000
Switzerland           of the      office     Chairman and Chief Executive     Surveillance AXA;
                      Board of    will       Officer: Sofibus (Paris) (real   Administrator:
Age 67                Directors   expire     estate); Vice President and      Investissement
                      and Chief   in 2005.   Director: Financiere             Provence S.A. (holding
                      Executive              Hottinguer (holding company);    company), AXA, AXA
                      Officer                Member: Conseil de               Assurances IARD, AXA
                      from 1987              Surveillance AXA;                Courtage IARD, AXA
                      to 1989.               Administrator: Investissement    Courtage VIE,  AXA
                                             Provence S.A. (holding           Assurances Vie, AXA
                                             company), AXA, AXA Conseil       France Assurances,
                                             vie, AXA Assurances IARD, AXA    Alpha Assurances Vie,
                                             Courtage IARD, AXA Courtage      Finaxa, Hottinger
                                             VIE,  AXA Assurances Vie, AXA    International Fund -
                                             France Assurances, Alpha         "U.S. Growth Fund"
                                             Assurances Vie, Finaxa,          (publicly-held
                                             Hottinger International Fund -   Luxembourg mutual
                                             "U.S. Growth Fund"               fund), ECU Invest
                                             (publicly-held Luxembourg        (publicly-held
                                             mutual fund), ECU Invest         Luxembourg mutual
                                             (publicly-held Luxembourg        fund), Hottinguer
                                             mutual fund), Hottinguer         International Asset
                                             International Asset Management   Management
                                             (Luxembourg), Hottinger US       (Luxembourg),
                                             (USA), Hottinguer Gestion        Hottinger US (USA),
                                             (Luxembourg) (investment         Managing Director:
                                             advisor) until December 1998;    Intercom (holding
                                             Director: Donaldson, Lufkin &    company); Member of
                                             Jenrette, Inc. (NY) until        the Board: Conseil de
                                             2000; Auditor: Didot Bottin;     Surveillance of EMBA
                                             Managing Director: Intercom      N.V. (holding
                                             (holding company); Permanent     company); Chairman of
                                             Representative:  AXA to AXA      the Board and
                                             Millesime; Vice President:       Director: Hottinger
                                             Gaspee (real estate); Member     Capital Corp.
                                             of the Board: Conseil de
                                             Surveillance of EMBA N.V.
                                             (holding company); Chairman of
                                             the Board and Director:
                                             Hottinger Capital Corp.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           Class III Interested Director
                                            (Term will Expire in 2003)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Paul Hottinguer   Director(2) Director   General Partner: Hottinger et    Member: Conseil de       263,299(3)
Hottinger et Cie      since       since      Cie (Zurich);  President:        Surveillance Credit
Dreikonigstrasse 55   1987;       1987.      Gaspee (real estate) since       Suisse Hottinguer        over
8027 Zurich           Chairman    Term of    1992, Financiere Hottinguer      since 1997; Societe      $100,000
Switzerland           of the      office     (holding company) since 1990,    pour le Financement de
                      Board of    will       Financiere Provence              Bureaux et d'Usines
Age 59                Directors   expire     Participations (venture          Sofibus (real estate)
                      and Chief   in 2003    capital firm) since 1990, Axa    since 1982; Managing
                      Executive              International Obligation         Director: Intercom
                      Officer                (finance) since 1996;            (holding company)
                      since                  Hottinguer Gestion               since 1984;
                      1989.                  (Luxembourg) (investment         Administrator:
                                             advisor) from 1991 to 1998,      Investment Provence SA
                                             Hottinger International Fund -   (holding company)
                                             "U.S. Growth Fund" (publicly     since 1996; Finaxa
                                             held Luxembourg mutual fund)     (finance) since 1982;
                                             until 1997; Member: Conseil de   Vice Chairman of the
                                             Surveillance Credit Suisse       Board and Director:
                                             Hottinguer since 1997; Societe   Hottinger Capital Corp.
                                             pour le Financement de Bureaux et
                                             d'Usines Sofibus (real estate)
                                             since 1982; Managing Director:
                                             Intercom (holding company) since
                                             1984; Administrator: Investissement
                                             Provence SA (holding company) since
                                             1996; Finaxa (finance) since 1982,
                                             Alpha Assurances-Vie (insurance)
                                             from 1992 to 1998; Permanent
                                             Representative: Credit Suisse
                                             Hottinguer to Provence
                                             International (publicly held French
                                             mutual fund), Credit Suisse
                                             Hottinguer to CS Oblig Euro
                                             Souverain (mutual fund); Financiere
                                             Hottinguer to CS Institutions
                                             Monetaire (mutual fund); Finaciere
                                             Hottinguer to CS Court Terme
                                             (mutual fund); Censor - Provence
                                             Europe (mutual fund); Credit Suisse
                                             Hottinguer to Croissance Britannia
                                             (investment fund); Vice Chairman of
                                             the Board, Director and Member of
                                             Investment Committee: Hottinger
                                             Capital Corp.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            Class I Interested Director
                                            (Term will Expire in 2004)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Alexandre de      Director(2) Director   Senior Advisor to the            Vice Chairman of the         200
Takacsy               from 1987   since      Hottinger Group and President    Board, Hottinger
Financiere            to          1987.      of Hottinger U.S., Inc. since    Capital Corp.             $1-$10,000
Hottinguer            February    Term of    April, 1986; Vice Chairman of
43, rue Taitbout      8, 1994     office     the Board, President and
75009 Paris           and since   expires    Secretary, Hottinger Capital
France                September   in 2004.   Corp.; Retired Senior
                      17, 1998.              Executive; Royal Bank of
Age 72                                       Canada.
--------------------------------------------------------------------------------------------------------------------

                                       8

--------------------------------------------------------------------------------------------------------------------
                                                Executive Officers
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
                                                                                                       Shares and
                                    Term of                                                            Dollar Range
                                    Office                                                             of Common
                                     and                                     Other Directorships        Stock
                                    Length                                          Held              Beneficially
                      Position(s)     of               Principal               by Director or           Owned at
                         with       Time               Occupation(s)             Nominee for            Dec. 31,
Name, Address & Age      Fund       Served        During Past Five Years           Director              2001(1)
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Rodolphe E.       President   Year to    Director:  Sofibus SA (real      Director:  Sofibus SA      278,819(3)
Hottinger(2)          and         year       estate investment company),      (real estate
Hottinger et Cie      Chief       since      AXA Switzerland (Insurance),     investment company),     Over
3 Place des Bergues   Operating   1994.      AXA Re America Insurance Co.     AXA Switzerland          $100,000
C.P. 395              Officer                (USA); AXA Re P&C Insurance      (Insurance), AXA Re
CH-1201 Geneva        since                  Co. (USA); AXA Corporate         America Insurance Co.
Switzerland           1997;                  Solutions Reinsurance Company    (USA); AXA Re P&C
                      Acting                 (USA); AXA Global Risks US       Insurance Co. (USA);
Age 45                President              Insurance Company (USA);         AXA Corporate
                      from 1996              Hottinger Bank & Trust Ltd.      Solutions Reinsurance
                      to 1997;               (Bahamas); Managing Partner:     Company (USA); AXA
                      and                    Hottinger et Cie (Zurich)        Global Risks US
                      Executive              since 1987 and Banque            Insurance Company
                      Vice                   Hottinger et Cie (Paris) from    (USA); and Rathbone SA
                      President              1987 to 1990; President:         Geneva (UK bank);
                      and Chief              Hottinger Brothers & Cie, Inc.   Director: Hottinger
                      Operating              (broker/dealer) from 1982 to     Bank & Trust Ltd.
                      Officer                1987; Hottinger Capital, S.A.    (Bahamas); Vice
                      from 1994              (Geneva) (investment company)    Chairman of the Board:
                      to 1996.               since 2000; Hottinger & Co.      Hottinger Capital
                                             Ltd, UK (investment advisor)     Corp. since 1994; Vice
                                             since 2001; and Emba, NV         Chairman of the Board:
                                             (investment company) since       Hottinger Zueri Valore
                                             1990; Vice Chairman of the       (equity fund) since
                                             Board, Director, Chief           1996.
                                             Executive Officer and Member
                                             of Investment Committee:
                                             Hottinger Capital Corp. since
                                             1994; Vice Chairman of the
                                             Board: Hottinger Zueri Valore
                                             (equity fund) since 1996.
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Rudolf            Vice        Year to    Director: Hottinger Bank &       Director: Hottinger         6,535
Millisits(2)          President   year       Trust Ltd. (Bahamas)  since      Bank & Trust Ltd.
Hottinger Capital     since       since      1996; Director: Hottinger        (Bahamas)  since 1996;   $50,001 -
Corp.                 1995 and    1995.      Capital Corp. ("HCC") since      Director: Hottinger      $100,000
1270 Avenue of the    Senior                 December 2000; Director          Capital Corp. ("HCC")
Americas              Vice                   Hottinger International Fund     since December 2000;
Suite 400             President              Luxemborg since May 2000;        Director Hottinger
New York, New York    since                  Chief Operating Officer: HCC     International Fund
10020                 2000.                  since December 1998; Executive   Luxemborg since May
                                             Vice President, Portfolio        2000.
Age 44                                       Manager, Member of Investment
                                             Committee and Chief Compliance
                                             Officer: HCC since September
                                             1994 (manages client accounts
                                             aggregating in excess of $415
                                             million); Assistant Secretary:
                                             HCC since August 1995;
                                             Executive Vice President:
                                             Hottinger U.S., Inc. since
                                             September 1994 and Assistant
                                             Secretary since August 1995;
                                             Vice President and Portfolio
                                             Manager: Hottinger et Cie
                                             (Zurich) 1993 to 1994;
                                             Assistant Vice President and
                                             Investment Advisor: Credit
                                             Suisse Geneva.
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Philippe R.       Vice        Year to    Senior Vice President:           None                        2,500
Comby(2)              President   year       Hottinger Capital Corp. since
Hottinger Capital     since       since      1998; Vice President:                                     $10,001 -
Corp.                 2000.       2000.      Hottinger Capital Corp. from                              $50,000
1270 Avenue of the                           1996 to 1998 and Hottinger
Americas                                     U.S. Inc. since 1996;
Suite 400                                    Treasurer: Hottinger Capital
New York, New York                           Corp. since 1997; Portfolio
10020                                        Manager and Member of
                                             Investment Committee: Banque
Age 35                                       Hottinger et Cie (Geneva) from
                                             1994 to 1996; Portfolio
                                             Manager and Credit Analyst:
                                             Swiss Bank Corp. from 1991 to
                                             1994.
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Edward J.         Vice        Year to    Director: Deutsche Asset         None                            0
Veilleux(2)           President   year       Management since 1999;
Investment Company    and         since      Principal: BT Alex. Brown
Capital Corp.         Treasurer   1987.      Incorporated from 1989 to
One South  Street     since                  1999; Executive Vice
Baltimore, Maryland   1987.                  President, Investment Company
21202                                        Capital Corp. since 1987;
                                             Trustee; Devcap Shared Return
Age 58                                       Fund since 2000.
--------------------------------------------------------------------------------------------------------------------

--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Ms. Sharon R.         Vice        Year to    Vice President: Deutsche Asset   None                          0
Kanovsky(2)           President   year       Management since 2000; Senior
Investment Company    since 2000  since      Manager: Pricewaterhouse
Capital Corp.                     2000.      Coopers LLP from 1986 to 2000.
One South  Street
Baltimore, Maryland
21202

Age 37
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Paul R. Brenner,      Secretary   Year to    Of Counsel: Salans Hertzfeld     None                        8,224
Esq.(2)               since       year       Heilbronn Christy & Viener
700 White Plains      1987.       since      (General Counsel to the Fund)                             $50,001  -
Road                              1987.      since July 1996; Paul R.                                  $100,000
Suite 223                                    Brenner, Attorney-at-Law since
Scarsdale, New York                          June 1993;  Counsel to the
10583                                        Fund since May 1994; Partner:
                                             Kelley Drye & Warren from 1977
Age 59                                       to 1993.
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. James L. Knell(2) Assistant   Year to    Director: Deutsche Asset         None                            0
Investment Company    Treasurer   year       Management since 1998; Chief
Capital Corp.         since       since      Financial Officer and Chief
One South Street      1999.       1999.      Operating Officer: Care
Baltimore, Maryland                          Resources from 1993 to 1998;
21202                                        Vice President and Director of
                                             Financial Planning: T. Rowe
Age 48                                       Price from 1979 to 1993;
                                             Auditor: Public Accounting
                                             from 1976 to 1979.
--------------------- ----------- ---------- -------------------------------- ------------------------ -------------
Mr. Charles A.        Assistant   Year to    Director: Deutsche Asset         None                            0
Rizzo(2)              Treasurer   Year       Management since 1998; Senior
Investment Company    since       since      Manager: Coopers and Lybrand
Capital Corp.         1999.       1999.      LLP from 1995 to 1998.
One South Street
Baltimore, Maryland
21202

Age 44
--------------------------------------------------------------------------------------------------------------------

(1) All Directors and Executive Officers as a group (17 persons) owned 329,768 shares which constitutes approximately 1.2% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(2) Indicates "Interested Person", as defined in the 1940 Act. Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and Hottinger U.S., Inc., controlling persons of Hottinger Capital Corp. ("HCC"), the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Rudolf Millisits is an "Interested Person" because he is Senior Vice President of the Fund and because of his affiliation with HCC; Philippe R. Comby is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC. Edward J. Veilleux is an "Interested Person" because he is Vice President and Treasurer of the Fund and Executive Vice President of the Administrator; Sharon R. Kanovsky is an "Interested Person" because she is a Vice President of the Fund and Vice President of an affiliate of the Administrator; James L. Knell is an "Interested Person" because he is an Assistant Treasurer of the Fund and a Director of an affiliate of the Administrator; Charles A. Rizzo is an "Interested Person" because he is an Assistant Treasurer of the Fund and a Director of an affiliate of the Administrator; and Paul R. Brenner is an "Interested Person" because he is Secretary of and Counsel to the Fund, Counsel to HCC and Of Counsel to Salans Hertzfeld Heilbronn Christy & Viener, which serves as General Counsel for the Fund.

(3) Hottinger et Cie (Zurich), a partnership, owns 151,134 shares of the Fund, Hottinger Capital Corp., the Fund's Investment Advisor, owns 102,234 shares of the Fund, Hottinger Finanz AG owns 5,247 shares of the Fund and Hottinger Treuhand AG owns 4,684 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of Hottinger Capital Corp., Hottinger Finanz AG and Hottinger Treuhand AG and therefore share voting and investment power over the 263,299 shares of the Fund owned by Hottinger et Cie (Zurich), Hottinger Capital Corp., Hottinger Finanz AG and Hottinger Treuhand AG. In addition, Mr. Rodolphe E. Hottinger and his children directly own 15,520 shares.

     The Executive Officers of the Fund are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders.

     The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations. In that capacity the Board, directly and through standing committees, provides oversight of the Fund's Investment Advisor, HCC, the Fund's independent public auditor, Deloitte & Touche LLP, the Fund's Administrator, Investment Company Capital Corp., Fund Management and legal counsel.
                                       10

         The current Members of the Audit Committee are Messrs. Pineau-Valencienne, West and Witt. The Audit Committee makes recommendations to the full Board with respect to the engagement of the independent public auditor and reviews with the independent public auditor the plan and results of the audit engagement and such other matters as is required by the Audit Committee Charter as described below under "Report of Audit Committee". The Board of Directors, in its business judgment, has determined that all Members of the Committee are "independent", as required by the applicable listing standards of the New York Stock Exchange. The Audit Committee held five meetings during the year ended December 31, 2001. The Board of Directors also has a Discount Committee whose current members are Messrs. Gabus, Rodolphe Hottinger, Pineau-Valencienne, West and Witt. The principal function of the Discount Committee is to monitor the Fund's market discount to net asset value, to study such matters as are related to the discount and to make periodic recommendations to the Board of Directors. The Discount Committee held fifteen meetings during the year ended December 31, 2001. The Board of Directors has a Litigation Committee whose current members are Messrs. Gabus, Didier Pineau-Valencienne, West and Witt. The principal function of the Litigation Committee is to monitor litigation arising from two complaints hereinafter discussed under "Other Matters - Litigation". The Litigation Committee held six meetings during the year ended December 31, 2001. The Board of Directors also has a Nominating Committee whose current members are Messrs. Frey, Gabus and Mosseri-Marlio, each of whom is a Non-Interested Director. The principal function of the Nominating Committee is to recommend to the Board nominees for election as Directors. The Nominating Committee held one meeting during the year ended December 31, 2001. The Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Fund's By-laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Board of Directors does not have a Compensation Committee.

         During the year ended December 31, 2001, the Board of Directors met six times, of which four were regularly scheduled meetings and two were special meetings. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served.

         Mr. Pineau-Valencienne, a non-interested director, is Vice Chairman of Credit Suisse First Boston (Europe) Limited, an indirect subsidiary of Credit Suisse Group ("CSG"). Since November 2000, the Fund's U.S. custodian has been Swiss American Securities Inc. and its Swiss sub-custodian has been Credit Suisse First Boston, both of which are subsidiaries of CSG and which received aggregate fees of $96,656 from the Fund in 2001. Hottinger & Cie (Zurich), the parent of the Fund's investment advisor, and certain of its affiliated companies effect brokerage transactions for managed accounts through CSG entities. The Fund has, from time to time, also effected brokerage transactions in Swiss equities through a CSG unit in Switzerland, which received brokerage compensation from the Fund of $1,194 in 2001 and $86,860 in 2000.

         Each Non-Interested Director of the Fund or its Investment Advisor, HCC was paid a 2001 annual fee of approximately $15,097 plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairman of the Audit Committee received an annual fee of approximately $16,607 (in lieu of the approximate $15,097 annual fee paid to other Non-Interested Directors), plus the same $750 meeting fee paid to the other Non-Interested Directors. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is thereafter adjusted annually, as of each October 1, in proportion to the increase in the Consumer Price Index "All Items Price Index -- National", for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Discount Committee or Litigation Committee is compensated for his work on an hourly basis at the rate of $300 per hour, instead of the $750 meeting fee otherwise payable to committee members for each meeting attended. Finally, the Fund reimburses such Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. During the year ended December 31, 2001, all incumbent Non-Interested Directors as a group received from the Fund aggregate remuneration amounting to $308,381.25 and individual remuneration (exclusive of reimbursed expenses), as follows:

--------------------------------------------------------------------------------------------------------------------
                                                             Pension Or
                                                             Retirement                                Total
                                                              Benefits          Estimated          Compensation
                                           Aggregate         Accrued As          Annual         From Fund and Fund
            Name of Person                Compensation      Part of Fund      Benefits Upon           Complex
              & Position                   From Fund          Expenses         Retirement        Paid to Directors
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Claude W. Frey, Director                   $20,347.50            $0                $0               $20,347.50
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Eric R. Gabus, Director,                   $60,718.50            $0                $0               $60,718.50
Chairman of the Nominating Committee
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Claude Mosseri-Marlio, Director            $21,750.00            $0                $0               $21,750.00
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Didier Pineau-Valencienne, Director        $74,098.50            $0                $0               $74,098.50
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Stephen K. West, Esq., Director            $64,618.50            $0                $0               $64,618.50
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
Samuel B. Witt, III, Esq., Director,       $66,848.25            $0                $0               $66,848.25
Chairman of the Audit, Discount and
Litigation Committees
--------------------------------------- ----------------- ----------------- ------------------ ---------------------
         TOTAL REMUNERATION:              $308,381.25            $0                $0               $308,381.25
                                          ===========            ==                ==               ===========
--------------------------------------------------------------------------------------------------------------------

Messrs. Sullivan & Cromwell who have served as counsel to the Non-Interested Directors since 1987 received $430,167.22 for legal services rendered and disbursements incurred during 2001 and $116,136 for legal services rendered and disbursements incurred during 2000. Mr. West serves as Of Counsel to such Firm. Paul R. Brenner, who serves as Counsel and Secretary to the Fund received in his capacity as Counsel to the Fund $173,594.06 for legal services rendered and disbursements incurred during 2001. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

                  APPROVAL OF CONTINUATION OF BY-LAW AMENDMENTS

         In an effort to give a greater voice to minority stockholders the Board of Directors adopted a series of amendments to the By-Laws of the Fund in May and October 2000, which are separately discussed below. The amendments set forth minimum director qualifications; limit to stockholders of record of the Fund the ability to submit proposals under the advance-notice By-Law; require that stockholders of record submitting proposals indicate whether they will solicit proxies; eliminate stockholders' ability to call a special stockholder meeting; and increased to 75% from a majority the percentage of outstanding shares required to amend the By-Laws. In furtherance of the Board's continued commitment to protect the interests of Fund stockholders, these amendments were adopted to ensure that all stockholders will receive meaningful representation in stockholder votes concerning fundamental questions of Fund governance and that Fund directors had relevant experience. Even though your Board of Directors believed it acted in the best interests of stockholders and the Fund in adopting these amendments, on May 15, 2001 the Board announced it would put these amendments to a stockholder vote at the 2002 Annual Meeting of Stockholders in order to address concerns expressed by a few stockholders.

         You are now being asked to vote separately "FOR" the continuation of each of the adopted By-law amendments. Each By-Law amendment is being voted on separately. If continuation of a particular amendment is not approved, the Board will repeal that amendment to the By-laws and the By-laws would thereafter revert to the form prior to such amendment.

Required Vote

         Approval of the continuation of each By-Law amendment requires a majority of the votes cast at the Meeting by the stockholders entitled to vote. If the continuation of a By-law amendment is not approved, the Board of Directors will repeal such amendment and the By-Law would thereafter revert to its form prior to such amendment.

         Abstentions and broker non-votes will not be included in determining the number of votes cast. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Therefore, it is essential to return your signed proxy card in the enclosed envelope in order that you vote in favor of the Fund's proposal.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3, 4, 5 and 6 TO APPROVE THE CONTINUATION OF THESE AMENDMENTS OF THE FUND'S BY-LAWS.

                                  (Proposal 2)

         To approve the continuation of an amendment of the Fund's By-Laws specifying minimum director qualifications.

         Upon recommendation by its Nominating Committee, your Board of Directors adopted amendments to the Fund's By-Laws, which ensure that each nominee for election to the Board of Directors meets certain minimum qualifications. The Delaware General Corporation Law expressly permits a corporation's by-laws or certificate of incorporation to prescribe director qualifications. The principle underlying the amendment is that the Fund's interests are best served when its directors have experience in matters relevant to the Fund's investment business. Because the Fund's objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies, your current Board of Directors is comprised of persons with extensive business and country-specific business and political backgrounds. The amendment required, in addition to an age qualification, that a nominee have relevant experience and country-specific knowledge and that a nominee must not have any conflict of interest. The principle of relevant experience and country-specific knowledge has generally guided the nomination process and thereby created the basis for the composition of the Board and the oversight of HCC and the investment process of your Fund, which has had strong performance since its inception. The amendment formalized this.

         Your Board of Directors believes that it is important that each Director meet at least the qualification requirements under the amended By-Laws.

         The above amendment to the By-Laws is set forth in Appendix "A" to this Proxy Statement.

                                  (Proposal 3)

         To approve the continuation of an amendment of the Fund's By-Laws providing that stockholders seeking to act under the Fund's advance notice By-Law indicate whether they will solicit proxies.

         This amendment to the Fund's By-Laws provides that stockholders seeking to nominate any person for election as director of the Fund indicate whether the stockholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding stock required to elect the nominee and/or otherwise solicit proxies from stockholders in support of such nomination. The amendment, as well as the amendment discussed under Proposal 4, was adopted to enhance the efficiency of the procedures under the advance notice By-law. The Fund's advance notice By-law serves to assure that Management will have a reasonable opportunity to consider and respond to director nominations and other proposals by stockholders. Your Board believes that this amendment furthers that goal by better enabling Management to prepare its proxy statement for an upcoming meeting. For example, in the case of the election of directors, the SEC's proxy rules require additional information if there will be opposing solicitations. Giving Management early notice will enable them to prepare that information more completely and efficiently and on a more timely basis. In addition, the SEC's proxy rules provide that the proxies do not confer discretionary authority on the Fund with respect to a particular proposal if the proponent provides the Fund with a written statement that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Fund's voting shares required to carry the proposal, includes the same statement in its proxy statement and provides the Fund with a statement from the solicitor or other person with knowledge that the necessary steps have been taken. Thus, even without the amendment to the By-Laws, stockholders nominating a person for election as director would usually give this statement in order to negate the Fund's discretionary voting authority.

         This amendment provides your Fund's Management with additional time to deal with the situation and leads overall to a more organized and efficient proxy solicitation process. Your Board believes that this amendment was and continues to be in the best interests of stockholders.

         The above amendment to the By-Laws is set forth in Appendix "A" to this Proxy Statement.

                                  (Proposal 4)

         To approve the continuation of an amendment of the Fund's By-Laws providing that only stockholders of record may submit proposals under the Fund's advance notice By-Law.

         Prior to this amendment, proposals under the Fund's advance notice By-Law could also be submitted by a beneficial owner who holds common stock entitled to vote at an annual or special meeting through a nominee or street name holder of record who could demonstrate to the Fund such indirect ownership and his entitlement to vote such securities at the annual meeting on such matter. This amendment, together with the amendment discussed above under Proposal 3 under which stockholders of record seeking to act under the Fund's advance notice By-Law are required to indicate whether they will solicit proxies, was adopted to enhance the efficiency of the procedures under the advance notice By-law. By limiting those eligible to submit proposals to stockholders of record, the Fund is more easily and cost-effectively able to determine the eligibility of stockholders under the Fund's advance notice By-Law because the Fund's transfer agent keeps track of all stockholders of record. It also provides a greater level of certainty with regard to eligibility to submit a proposal while reducing the likelihood of frivolous proposals. At the same time, as shown by Bankgesellschaft Berlin AG's proposals in connection with the 2001 annual meeting of stockholders, this By-Law provision does not preclude nominee holders from submitting proposals. Rather, nominee holders are able to submit proposals indirectly through the respective record holder after demonstrating their eligibility to do so. Your Board strongly believes that the added efficiency and certainty provided as a result of this amendment outweigh the nominal burden it places on beneficial owners by requiring them to submit proposals through the respective record holder. Thus, your Board believes that this amendment was and still is in the best interests of all stockholders.

         The above amendment to the By-Laws is set forth in Appendix "A" to this Proxy Statement.

                                  (Proposal 5)

         To approve the continuation of an amendment of the Fund's By-Laws eliminating the ability of stockholders to call a special meeting of stockholders.

         Under Delaware law stockholders are entitled to call special meetings of stockholders only if they are authorized by the certificate of incorporation or bylaws of the corporation. Prior to the amendment, the Fund's By-Laws entitled stockholders holding together as little as 25% of the outstanding shares entitled to vote at a special meeting to call such meeting. The elimination of the ability of our stockholders to call special meetings eliminates the potential disruption and cost associated with a vocal minority taking Management's time and attention away from the day to day business of the corporation by forcing it to focus on an unanticipated stockholder meeting. In adopting the amendment, your Board recognized that any matters that stockholders would raise at a special meeting could be raised at the Fund's annual meeting, as was the case at the 2001 annual meeting. By requiring stockholders to raise matters at the Fund's annual meeting, your Board has eliminated the potential for dissident stockholders to cause the Fund to bear the significant costs that would be incurred by the Fund if it were subject to multiple stockholder meetings, or even one additional meeting, in a particular year while at the same time making sure that the stockholders' right to be heard was preserved. The elimination of stockholders' ability to call a special meeting may have the effect of discouraging or delaying efforts to acquire control of your Fund. However, because this amendment may help your Board of Directors to resist a change in control by requiring that actions of our stockholders be submitted at a duly called and convened meeting, your Board has greater power in negotiating with any potential acquiror. Thus, your Board of Directors believes that this amendment serves the best interests of stockholders.

         The above amendment to the By-Laws is set forth in Appendix "A" to this Proxy Statement.

                                  (Proposal 6)

         To approve the continuation of an amendment of the Fund's By-Laws increasing to 75 percent from a majority the percentage of outstanding shares required to amend the By-Laws.

         This amendment does not affect the ability of your Board to make further modifications to the By-Laws that it believes are in your best interests. Rather, by requiring a supermajority for stockholder-proposed By-Laws, this amendment gives a greater voice to minority stockholders and reduces the ability of a well organized group of stockholders from amending your By-Laws in a manner favored by a mere majority but detrimental to the interests of other stockholders.

         The above amendment to the By-Laws is set forth in Appendix "A" to this Proxy Statement.

Required Vote

         Approval of the continuation of each By-Law amendment requires a majority of the votes cast at the Meeting by the stockholders entitled to vote. If the continuation of a By-law amendment is not approved, the Board of Directors will repeal the amendment and the By-law would thereafter revert to its form prior to such amendment.

         Abstentions and broker non-votes will not be included in determining the number of votes cast. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Therefore, it is essential that you return your signed proxy card in the enclosed envelope in order to vote in favor of the Fund's proposal.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3, 4, 5 and 6 TO APPROVE THE CONTINUATION OF THESE AMENDMENTS OF THE FUND'S BY-LAWS.

                   ADDITIONAL INFORMATION RELATING TO THE FUND

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 2001. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2001.

Security Ownership of Certain Beneficial Owners

         As of December 31, 2001, no stockholder, to the knowledge of Management, other than the Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288-0137 and Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 14, 2002 a beneficial ownership report on
Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2001 it beneficially owned 1,505,717 shares of Common Stock, and Lazard Freres & Co. LLC, on behalf of its advisory clients, filed on February 2, 2000, an amendment to its beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of February 2, 2000, it beneficially owned 1,646,100 shares of Common Stock. Based on such filings, these holdings represented approximately 6.30 percent and 6.89 percent of the Fund's outstanding shares, respectively, as of December 31, 2001.

                     SELECTION OF INDEPENDENT PUBLIC AUDITOR

         At a meeting held on March 20, 2002 and based upon the unanimous recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are Non-Interested Directors, selected Deloitte & Touche LLP (the "Firm" or "D&T") to act as the independent public auditor for the Fund for the year ending December 31, 2002. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since 1987.

Audit Fees

         The aggregate fees billed by D&T for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended December 31, 2001 were $28,000.

Financial Information Systems Design and Implementation Fees

         D&T did not render any information technology services to the Fund during the fiscal year ended December 31, 2001.

All Other Fees

         The aggregate fees billed by D&T for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were $5,000. D&T rendered no other services for the Fund, and rendered no services for the Advisor or any affiliate of the Advisor during the year ended December 31, 2001 or during any prior period.

         The Audit Committee has considered whether and determined that the provision of non-audit services to the Fund is compatible with maintaining D&T's independence.

         No representative of D&T is expected to be present at the Meeting.

                            REPORT OF AUDIT COMMITTEE

         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which was last approved by the Board on March 20, 2002, a copy of which is attached to this Proxy Statement as Appendix "B". As set forth in the Charter, Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public auditor, Deloitte & Touche LLP ("D&T"), is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Committee has considered and discussed the December 31, 2001 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by D&T to the Fund is compatible with maintaining the auditor's independence, and has discussed with D&T the auditor's independence.

         Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent".

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee, with authority delegated to it by the Board of Directors, has determined that the audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.

        Submitted by the Audit Committee of the Fund's Board of Directors

Didier Pineau-Valencienne
Stephen K. West, Esq.
Samuel B. Witt, III, Esq.

Dated: April 15, 2002

                                  OTHER MATTERS

General

         The Fund's Investment Advisor and Administrator are HCC, 1270 Avenue of the Americas, Suite 400, New York, New York 10020 and Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, respectively. The Fund currently does not have a principal underwriter.

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Litigation

         On April 2, 2001 and May 8, 2001 two complaints were filed in purported class actions on behalf of stockholders of the Fund in the Court of Chancery of the State of Delaware by individuals claiming to be Fund stockholders against the Fund, each of its Directors and HCC (collectively, the "defendants"). The complaints in these cases entitled Kimberly Kahn vs. Paul Hottinguer et al. and Charles Miller vs. Paul Hottinguer et al. allege that the defendants have: (A) breached fiduciary duties to stockholders and violated Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's Bylaws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the Bylaws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's By-laws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December, 2000. The complaints seek as relief among other things: (i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the Bylaws are null and void; (ii) an injunction preventing the defendants from enforcing the Bylaw amendments; and (iii) certain unspecified damages. The claims relating to the By-Laws were dismissed as moot by stipulation of the parties to the litigation. In addition, the defendants have moved to dismiss the capital gains distribution claims because the defendants believe that the plaintiffs fail to state a claim upon which relief can be granted.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2003 must be received by the Fund on or before December 16, 2002 in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including director nominations) before the 2003 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between January 23, 2003 and February 22, 2003. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

                         EXPENSES OF PROXY SOLICITATION

         The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as proxy solicitor at an anticipated cost of between $40,000 and $60,000, plus disbursements. In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by the Fund's Officers and Directors and the Fund's Investment Advisor. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-866-867-1147.

                                 VOTING RESULTS

         The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2002 Semi-Annual Report to Stockholders.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of the 2001 Annual Report and the most recent Quarterly and Semi-Annual Report succeeding the Annual Report, if any, to any Stockholder upon request addressed to Rudolf Millisits, Senior Vice President, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020 (toll free telephone number:
1-888-794-7700).

                                    IMPORTANT

         If your shares are held by a broker, in order for your vote to be counted with regard to Proposals 2, 3, 4, 5 and 6, you MUST SIGN AND RETURN THE PROXY CARD in the enclosed envelope. You may also vote your shares by telephone twenty-four hours a day, seven days a week by following the instructions attached to your Proxy Card.

         WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO REELECT THE BOARD'S THREE NOMINEES AS CLASS II MEMBERS AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 AND 6 TO APPROVE THE CONTINUATION OF THE BY-LAW AMENDMENTS.

If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications Inc., Telephone Number: 1-866-867-1147.


                                                                 Paul R. Brenner
                                                                 Secretary
Dated: April 15, 2002

                                  APPENDIX "A"

         Set forth below next to each proposal number are the relevant Sections of the Fund's By-Laws, as amended and adopted by the Board of Directors on May 19, 2000 and October 20, 2000.

                                   Proposal 2

                                   ARTICLE II

                               Board of Directors

         SECTION 1. Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of nine Directors who will be divided into three classes of three Directors each, and at least 40% of whom shall be persons who are not interested persons of the Corporation as defined in the Investment Company Act of 1940. Each class of Directors shall, except as hereinafter otherwise provided for filling vacancies, have staggered three year terms of office, be elected at an annual meeting of stockholders, and shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal. No person who has attained the age of 75 at the time of filling a vacancy or on the date of the Annual Meeting of Stockholders shall be qualified to serve as a Director unless such age limitation has been waived by a majority of the Directors then in office. The number of Directors may be altered from time to time by amendment of these By-Laws.

         SECTION 2. Qualifications for Office. To be eligible for nomination as a director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge (as defined below) and must not have any Conflict of Interest (as defined below). Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Board of Directors.

         "Relevant Experience and Country Knowledge" means experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland through service:

         (a) for at least 5 years in one or more of the following principal occupations:

                  (1) senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in Europe that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;

                  (2) senior executive officer, including senior legal officer, or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose responsibilities include or included supervision of European business operations;
                           (4)

                  (3) senior executive officer, including senior legal officer, or partner of an investment management business having at least the equivalent of US $500 million under discretionary management for others in securities of European companies or securities principally traded in Europe;

                  (4) senior executive officer or partner (including a lawyer appointed "of counsel") (i) of a business consulting, accounting or law firm having a substantial number of professionals, and (ii) one of whose principal responsibilities includes or included providing services involving European matters or clients for financial or industrial businesses or investment businesses as described in (1) - (3) above;

                  (5) senior official (including ambassador or minister or elected member of the legislature) in the national or cantonal government, a government agency or the central bank of Switzerland, in a major supranational agency or organization of which Switzerland is a member, or in a leading international trade organization relating to Switzerland, in each case in the area of finance, economics, trade or foreign relations;

                  (6) director of this Corporation at the time of nomination for at least five years; or

                  (7) officer, director, partner, or employee of the Corporation's investment advisor or of an entity controlling, controlled by or under common control with the Corporation's investment advisor; and

         (b) for at least 10 years as a senior executive officer (including senior legal officer), director, partner, or senior official (including elected ambassador or minister or elected member of the legislature) to one or more of the following: (1) a financial or industrial business; (2) an investment management business; (3) a business, consulting, accounting or law firm; or (4) a national government, a government agency or central bank, a major supranational agency or organization, or a leading international trade organization, in each case in the area of finance, economics, trade or foreign relations.

         "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

                  (1) current position as a director, officer, partner or employee of another investment fund whose investment focus is principally (i.e., over 50% of total assets) securities of Swiss companies or securities principally traded in Swiss markets and that does not have the same investment advisor as the Corporation or an investment advisor affiliated with an investment advisor of the Corporation; (1)

                  (2) current position as a director, officer, partner or employee of the investment advisor, sponsor or equivalent of an investment vehicle described in the previous point and who is involved in the day to day operations of such vehicle or the investment decisions made with respect to such vehicle; or

                  (3) current position as an official of a governmental agency or self-regulatory body having responsibility for regulating the Corporation or the markets in which it proposes to invest.

                                Proposals 3 and 4

                                    ARTICLE I
                                  Stockholders

         SECTION 10. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

         (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this
Section 10.

         (b) For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or
(iii) brought before the annual meeting in the manner specified in this Section 10(b) by a stockholder of record entitled to vote at the annual meeting. In addition to any other requirements under applicable law and the Certificate of

Incorporation and By-Laws of the Corporation, persons nominated by stockholders of record for election as directors of the Corporation and any other proposals by stockholders of record shall be properly brought before the meeting only if notice of any such matter to be presented by a stockholder at such meeting of stockholders (the "Stockholder Notice") shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date ninety (90) days prior to such Other Meeting Date or (ii) the tenth (10th) day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Any stockholder of record desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation shall deliver, as part of such Stockholder Notice: (i) a statement in writing setting forth (A) the name of the person or persons to be nominated, (B) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such nominee(s), (C) the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), (D) whether such stockholder believes any nominee will be an "interested person" of the Corporation (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding each nominee that will be sufficient for the Corporation to make such determination, (E) a representation whether the stockholder intends or is part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding stock required to elect the nominee and/or (2) otherwise solicit proxies from stockholders in support of such nomination and (F) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder; and (ii) each such person's signed consent to serve as a director of the Corporation if elected and such stockholder's name and address. Any stockholder who gives a Stockholder Notice of any matter proposed to be brought before the meeting (not involving nominees for director) shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, if applicable, any material interest of such stockholder in the matter proposed (other than as a stockholder), and a representation whether the stockholder intends or is part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding stock required to approve or adopt the proposal with respect to which the proxy statement is being distributed and/or (2) otherwise solicit proxies from stockholders in support of such proposal. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act. If a stockholder of record is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder's right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

         Notwithstanding anything in this Section 10(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting is increased and either all of the nominees for director at the next annual meeting or the size of the increased Board of Directors are not publicly announced or disclosed by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

         (c) Except as provided in the immediately following sentence, only such matters shall be properly brought before a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder of record entitled to vote at the special meeting may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Notice required by Section 10(b) hereof shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which the date of the special meeting and either the names of the nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected is publicly announced or disclosed.

         (d) For purposes of this Section 10, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

         (e) In no event shall the adjournment of an annual meeting or special meeting, or any announcement thereof, commence a new period for giving of notice as provided in this Section 10. This Section 10 shall not apply to stockholder proposals made pursuant to Rule 14a-8 under the Exchange Act.

         (f) The person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 10 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                   Proposal 5

                                    ARTICLE I
                                  Stockholders

         SECTION 2. Special Meetings. Except as otherwise provided in the Certificate of Incorporation, a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors, the Chairman of the Board or the President. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors or the officer calling the meeting may designate. At a special meeting of the stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.


                                   Proposal 6

                                   ARTICLE VII
                                   Amendments

         These By-Laws and any amendment thereof may be altered, amended or repealed, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board; provided, however, that in the case of any special meeting at which all of the members of the Board are not present, the notice of such meeting shall state that the amendment of these By-Laws was one of the purposes of the meeting. However, these By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed and other By-Laws may be adopted by the holders of at least 75% of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER
                          THE SWISS HELVETIA FUND, INC.

I. Composition of the Audit Committee: The Audit Committee of The Swiss Helvetia Fund, Inc. ("Fund") shall be comprised of three directors, each of whom shall have no relationship to the Fund or any of its investment advisors, administrators, or custodians that may interfere with the exercise of his or her independence from Management and the Fund and, as to his or her relationship to the Fund, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

         1. in its oversight of the Fund's accounting and financial reporting principles and policies and internal audit controls and procedures;

         2. in its oversight of the Fund's financial statements and the independent audit thereof;

         3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors or nominating the outside auditors to be proposed for stockholder approval in any proxy statement; and

         4.       in evaluating the independence of the outside auditors.

         The function of the Audit Committee is oversight. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) representations made by Management as to any information technology, internal audit and other non-audit services provided by the auditors to the Fund.

         The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement.

         The outside auditors shall submit to the Fund annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement as to Independence"), addressing each non-audit service provided to the Fund and at least the matters set forth in Independence Standards Board No. 1.

         The outside auditors shall submit to the Fund annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Fund's annual financial statements for the most recent fiscal year; (ii) information technology consulting services provided to the Fund for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); (iii) all other services rendered by the outside auditors to the Fund for the most recent fiscal year, in the aggregate and by each service; and (iv) any services rendered by the outside auditors to any of the Fund's investment advisors, administrators, or custodians for the most recent fiscal year, in the aggregate and by each service.

III. Meetings of the Audit Committee: The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with Management the annual audited financial statements and periodic performance results. In addition, the Audit Committee shall meet separately at least annually with Management and the outside auditors to discuss any matters that the Audit Committee, Management or the outside auditors believe should be discussed privately. The Audit Committee may request any officer of the Fund or the Fund's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.       with respect to the outside auditor,

                           (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

                           (ii) to review the fees charged by the outside auditors for audit and non-audit services;

                          (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

                           (iv) to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation, (b) other non-audit services to the Fund, and (c) any services to the Fund's investment advisors, administrators or custodians is compatible with maintaining the independence of the outside auditors; and

                           (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

                  2. with respect to financial reporting principles and policies and related controls and procedures,

                           (i) to advise Management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

                           (ii) to consider any reports or communications (and Management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                                    o       deficiencies noted in the audit in
                                            the design or operation of internal
                                            controls;

                                    o       consideration of fraud in a
                                            financial statement audit;

                                    o       detection of illegal acts;

                                    o       the outside auditor's responsibility
                                            under generally accepted auditing
                                            standards;

                                    o       significant accounting policies;

                                    o       Management judgments and accounting
                                            estimates;

                                    o       adjustments arising from the audit;

                                    o       the responsibility of the outside
                                            auditor for other information in
                                            documents containing audited
                                            financial statements;

                                    o       disagreements with Management;

                                    o       consultation by Management with
                                            other accountants;

                                    o       major issues discussed with
                                            Management prior to retention of the
                                            outside auditor;

                                    o       difficulties encountered with
                                            Management in performing the audit;
                                            and

                                    o       the outside auditor's judgments
                                            about the quality of the Fund's
                                            accounting principles;

                           (iii) to meet with Management and/or the outside auditors:

                                    o       to discuss the scope of the annual
                                            audit;

                                    o       to discuss the audited financial
                                            statements;

                                    o       to discuss any significant matters
                                            arising from any audit or report or
                                            communication referred to in item
                                            2(ii) above, whether raised by
                                            Management or the outside auditors,
                                            relating to the Fund's financial
                                            statements;

                                    o       to review the form of opinion the
                                            outside auditors propose to render
                                            to the Board of Directors and
                                            stockholders;

                                    o       to discuss allocations of expenses
                                            between the Fund and other entities;

                                    o       to discuss the Fund's compliance
                                            with Subchapter M of the Internal
                                            Revenue Code of 1986, as amended;

                                    o       to discuss with Management and the
                                            outside auditors their respective
                                            procedures to assess the
                                            representativeness of securities
                                            prices provided by external pricing
                                            services;

                                    o       to discuss with outside auditors
                                            their conclusions as to the
                                            reasonableness of procedures
                                            employed to determine the fair value
                                            of securities for which readily
                                            available market quotations are not
                                            available, Management's adherence to
                                            such procedures and the adequacy of
                                            supporting documentation;

                                    o       to discuss significant changes to
                                            the Fund's auditing and accounting
                                            principles, policies, controls,
                                            procedures and practices proposed or
                                            contemplated by the outside auditors
                                            or Management;

                                    o       to inquire about significant risks
                                            and exposures, if any, and the steps
                                            taken to monitor and minimize such
                                            risks;

                           (iv)     to obtain from the outside auditors
                                    assurance that the audit was conducted
                                    consistent with Section 10A of the
                                    Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

                           (v) to discuss with the Fund's legal advisors any significant legal matters that may have a material effect on the financial statements, the Fund's compliance policies, including material notices to or inquiries from governmental agencies; and

                  3. with respect to reporting, recommendations, and other matters,

                           (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Fund;

                          (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

                           (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

                           (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                   PLEASE DETACH AT PERFORATION BEFORE MAILING
  ------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
                           1270 Avenue of the Americas
                            New York, New York 10020

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 15, 2002, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

  P      The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux,
  R      and each of them, the true and lawful attorneys and proxies, each with
  O      the power of substitution, for and in the name, place and stead of the
  X      undersigned and hereby authorizes each of them to represent and to
  Y vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 8, 2002 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on May 23, 2002 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022 or any adjournment or adjournments or postponement thereof.

         This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

         If your shares are held by a broker, in order for your vote to be counted with regard to Proposals 2, 3, 4, 5 and 6, you MUST SIGN AND RETURN THE PROXY CARD in the enclosed envelope.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                   PLEASE DETACH AT PERFORATION BEFORE MAILING
  -----------------------------------------------------------
                       THE BOARD OF DIRECTORS UNANIMOUSLY
                      RECOMMENDS A VOTE "FOR" THE NOMINEES
  -----------------------------------------------------------

                       1. Election of Directors
              Nominees for Class II Directors: The Baron
           Hottinger, Didier Pineau-Valencienne, and Samuel
                             B. Witt, III.

             For all nominees
                  listed                  WITHHOLD AUTHORITY
             (except as marked             (to vote for all
             to the contrary)              nominees listed)
                    [ ]                          [ ]

              (INSTRUCTION: To withhold authority for any
             individual nominee strike a line through the
                  nominee's name on the list above).

  -----------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" APPROVAL
  -----------------------------------------------------------
                                                                              FOR                         AGAINST            ABSTAIN
                 2. To approve the continuation of an                         [ ]                           [ ]                [ ]
              amendment of the Fund's By-Laws specifying
                   minimum director qualifications.
  -----------------------------------------------------------

                  THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" APPROVAL
  -----------------------------------------------------------

                 3. To approve the continuation of an                         FOR                         AGAINST            ABSTAIN
            amendment of the Fund's By-Laws providing that
             stockholders seeking to act under the Fund's                     [ ]                           [ ]                 [ ]
           advance notice By-Law indicate whether they will
                           solicit proxies.

  -----------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" APPROVAL
  -----------------------------------------------------------

                      4. To approve the continuation                          FOR                         AGAINST            ABSTAIN
  of an amendment of the Fund's By-Laws providing that only
    stockholders of record may submit proposals under the                     [ ]                           [ ]                 [ ]
                Fund's advance notice By-Law.

  -----------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" APPROVAL
  -----------------------------------------------------------

                 5. To approve the continuation of an                         FOR                         AGAINST            ABSTAIN
            amendment of the Fund's By-Laws eliminating the                   [ ]                           [ ]                 [ ]
               ability of stockholders to call a special
                       meeting of stockholders.
  -----------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE "FOR" APPROVAL
  -----------------------------------------------------------

                 6. To approve the continuation of an                         FOR                         AGAINST            ABSTAIN
           amendment of the Fund's By-Laws increasing to 75
               percent from a majority the percentage of                      [ ]                           [ ]                 [ ]
           outstanding shares required to amend the By-Laws.


                                                                       -------------------------------------
                                                                       Signature

                                                                       -------------------------------------
                                                                       Signature

                                                                       Your signature should appear the same as
                                                                       your name appears hereon. When signing as
                                                                       attorney, executor, administrator, trustee,
                                                                       guardian or other similar capacity, please
                                                                       give full title as such.

                                                                       When signing as joint tenants, all parties
                                                                       in the joint tenancy must sign. If a
                                                                       corporation, please provide the full name of
                                                                       the corporation and the signature of the
                                                                       authorized officer signing on its behalf and
                                                                       the corporate seal affixed. If the signature
                                                                       is by a partnership, a partner should sign
                                                                       the full partnership name.